                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of (i) our report dated March 30, 1999, except for Note 13, as to which the date is May 13, 1999, relating to the consolidated financial statements of Avalon Cable of Michigan Holdings, Inc. and Subsidiaries as of December 31, 1997 and 1998 and for the period from September 4, 1997 (inception) through December 31, 1997 and for the year ended December 31, 1998, (ii) our report dated March 30, 1999, except for Note 13, as to which the date is May 13, 1999, relating to the consolidated financial statements of Avalon Cable of Michigan, Inc. and Subsidiaries as of December 31, 1997 and 1998 and for the period from September 4, 1997 (inception) through December 31, 1997 and for the year ended December 31, 1998, (iii) our report dated March 30, 1999 relating to the consolidated financial statements of Cable Michigan, Inc. and Subsidiaries as of December 31, 1997 and November 5, 1998 and for each of the two years in the period ended December 31, 1997 and for the period from January 1, 1998 through November 5, 1998, and (iv) our report dated March 30, 1999, except for
Note 12, as to which the date is May 13, 1999 relating to the consolidated financial statements of Avalon Cable LLC and Subsidiaries as of December 31, 1997 and 1998 and for the period from September 4, 1997 (inception) through December 31, 1997, and for the year ended December 31, 1998, which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."



/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

New York, New York
July 21, 1999

                       Consent of Independent Accountants


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of our report dated September 11, 1998 relating to the financial statements of Amrac Clear View, a Limited Partnership as of May 28, 1998 and for the period from January 1, 1998 through May 28, 1998 which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."


/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
July 21, 1999

                       Consent of Independent Accountants


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-75415) of Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc. and Avalon Cable of Michigan, Inc. of our report dated March 30, 1998 relating to the combined financial statements of the Combined Operations of Pegasus Cable Television of Connecticut, Inc. and the Massachusetts Operations of Pegasus Cable Television, Inc. as of December 31, 1996, 1997 and June 30, 1998 and for each of the three years in the period ended December 31, 1997 and for the period from January 1, 1998 through June 30, 1998 which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Historical Financial and Other Data" in such Registration Statement. However, it should be noted that PricewaterhouseCoopers LLP has not prepared or certified such "Selected Historical Financial and Other Data."



/s/PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
July 21, 1999